UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20369

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 28, 2017

NATURAL HEALTH FARM HOLDINGS INC
(Exact name of registrant as specified in charter)

Nevada	000-1621697	61-1744532

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

713 Glen Oaks Dr	89135
Thousand Oaks, CA 91360

(Address of principal executive offices)	(Zip code)

Issuer’s telephone number, including area code: (424) 354-4973
(Registrant's telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2017, the Board of Directors appointed Dr. Jessie Chung and Judy Lee to two vacant positions on the Company’s Board of Directors.  Following Tee Chuen Meng’s resignation from the following two positions, Dr. Jessie Chung was appointed Chairperson of the Company and Judy Lee was appointed Secretary of the Company.

Tee Cheun Meng continues to serve as Director, President, CEO and CFO of the Company.  There was no disagreement between the Company and Tee Chuen Meng regarding his resignation as our Chairman and as our Secretary.

Dr Jessie Chung, MD, ND, age 51, is a Doctor of Medicine - Clinical Integrative Chinese Medicine and Western Medicine—Oncology (Guangzhou University of Chinese Medicine, China). Dr. Jessie holds a Master of Business Administration from University of South Australia.  She obtained a Bachelor of Science in Acupuncture and Oriental Medicine (Oriental Medical Institute, Hawaii, USA).  Dr Jessie is a Board Certified Naturopathic Doctor (American Naturopathic Medical Certification Board, ANMCB), CNC (Certified Nutritional Consultant AANC, USA), President of Natural Health Naturopathic Centre, President of Natural Health Naturopathic Academy, President of Malaysia Naturopathic Association, Vice president of Malaysia Anti-Cancer Association (MACA), Registered Chinese Medical Doctor of Malaysia TCM Practitioners Association, Registered Homeopathic Doctor of Malaysian Homeopathic Doctors Association.

Judy Lee, age 50, holds a B.S. in Acupuncture and Oriental Medicine. She completed an advanced course at Guangzhou University of Chinese Medicine.  She operates and owns a health consultation and nutritional business in the United States of America.  She is a certified Nutrition Consultant and licensed Acupuncturist.  Mrs. Lee teaches at Oriental Medical Institute in California, and Naturopathic Academy in Malaysia. Judy Lee is a Member of the American Naturopathic Medical Association and a Member of the American Association of Nutrition.  She is also certified by the American Naturopathic Medical Certification Board.

Dr. Jessie Chung and Judy Lee were each selected as a Director because of his / her education and experience in the field of natural health.

There are no understandings between the Company and either Dr. Jessie Chung or Judy Lee concerning their respective appointments as Director.

Neither Dr. Jessie Chung nor Judy Lee has been involved in any of the following events within the past ten years:

(1) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;
(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:
(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or
(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;
(4) Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;
(5) Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;
(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;
(7) Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:
(i) Any Federal or State securities or commodities law or regulation; or
(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or
(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2017

Natural Health Farm Holdings Inc

/s/ Tee Chuen Meng

Mr. Tee Chuen Meng
Chief Executive Officer